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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report:  January 2, 2002
                                         ---------------
                        (Date of earliest event reported)



                            HARTMARX CORPORATION
                            ----------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


          1-8501                                        36-3217140
          ------                                        ----------
 (Commission File Number)                  (IRS Employer Identification Number)


                  101 North Wacker Drive, Chicago, Illinois   60606
            --------------------------------------------------------
                  (Address of principal executive offices)    (Zip Code)

                                (312) 372-6300
                                --------------
             (Registrant's telephone number, including area code)

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Item 5.      Other Events
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On January 2, 2002, Hartmarx Corporation (the "Registrant") issued a press release announcing that the Registrant amended its pending exchange offer for its 10 7/8% Senior Subordinated Notes due 2002 (the "Senior Subordinated Notes"). Pursuant to the terms of the amended exchange offer, the Registrant (i) extended the expiration date of the exchange offer to January 15, 2002 and (ii) offered to exchange all of the outstanding Senior Subordinated Notes for a combination of the Registrant's newly issued 12 1/2% Senior Subordinated Notes due 2003, shares of common stock and cash in the amount and in the manner set forth in an amended and restated offering circular dated January 2, 2002 (the "Offering Circular").

The press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------

(c)      Exhibits

99.1     Amended and Restated Offering Circular dated January 2, 2002.

99.2     Press Release issued by Hartmarx Corporation on January 2, 2002.


Item 9.  Regulation FD Disclosure
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On January 2, 2002 the Registrant amended its pending exchange offer for its
Senior Subordinated Notes. Pursuant to the terms of the amended exchange offer, the Registrant (i) extended the expiration date of the exchange offer to January 15, 2002 and (ii) offered to exchange all of the outstanding Senior Subordinated Notes for a combination of the Registrant's newly issued 12 1/2% Senior Subordinated Notes due 2003, shares of common stock and cash in the amount and in the manner set forth in the Offering Circular.

The Offering Circular is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2002
       ---------------

                            Hartmarx Corporation



                          By:        /s/ Taras R. Proczko
                                     ----------------------
                                     Taras R. Proczko
                                     Senior Vice President,
                                     General Counsel and Secretary

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                                 EXHIBIT INDEX



Exhibit
Number
------

99.1     Amended and Restated Offering Circular dated January 2, 2002.

99.2     Press Release issued by Hartmarx Corporation on January 2, 2002.